UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2017
John Bean Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 West Madison Street
Chicago, IL 60602
(Address of principal executive offices, including Zip Code)
(312) 861-5900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Forms 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2017, Mark K. Montague, formerly the Executive Vice President, Human Resources, of John Bean Technologies Corporation (the “Company”) set the date of his previously announced retirement as February 28, 2017. Previously, the Company disclosed a change in Mr. Montague’s title to Vice President, Human Resources of the Company in connection with Mr. Montague’s plan to retire in early 2017 and the transition of his responsibilities to Jason T. Clayton, who joined the Company as the Company’s Executive Vice President, Human Resources on September 28, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Bean Technologies Corporation

Date: February 8, 2017	By:	/s/ Megan J. Rattigan
	Name	Megan J. Rattigan
	Title	Vice President, Controller, and duly authorized officer